Exhibit 24.1

POWER OF ATTORNEY

We, the undersigned officers and directors of Iron Mountain Incorporated, hereby severally constitute and appoint William L. Meaney, Roderick Day and Ernest W. Cloutier, and each of them acting singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any amendments, including any post-effective amendments, to the following registration statements (each, a “Registration Statement” and, collectively, the “Registration Statements”):

•                                          registration statement on Form S-3 (File No. 333-189709);

•                                          registration statement on Form S-8 (File No. 333-192019);

•                                          registration statement on Form S-8 (File No. 333-165261);

•                                          registration statement on Form S-8 (File No. 333-155304);

•                                          registration statement on Form S-8 (File No. 333-138716);

•                                          registration statement on Form S-8 (File No. 333-130270);

•                                          registration statement on Form S-8 (File No. 333-120395);

•                                          registration statement on Form S-8 (File No. 333-118322);

•                                          registration statement on Form S-8 (File No. 333-95901);

•                                          registration statement on Form S-8 (File No. 333-89008); and

•                                          registration statement on Form S-8 (File No. 333-43787);

and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact, acting singly, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming our signatures to said amendments to each Registration Statement signed by our said attorneys-in-fact and all else that said attorneys-in-fact may lawfully do and cause to be done by virtue hereof.

SIGNATURE	TITLE	DATE

/s/ William L. Meaney	President, Chief Executive Officer and Director	January 21, 2015
William L. Meaney	(Principal Executive Officer)

/s/ Roderick Day	Executive Vice President and Chief Financial Officer	January 21, 2015
Roderick Day	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jennifer Allerton	Director	January 21, 2015
Jennifer Allerton

/s/ Ted R. Antenucci	Director	January 21, 2015
Ted R. Antenucci

/s/ Pamela Arway	Director	January 21, 2015
Pamela Arway

/s/ Clarke H. Bailey	Director	January 21, 2015
Clarke H. Bailey

/s/ Kent P. Dauten	Director	January 21, 2015
Kent P. Dauten

/s/ Paul F. Deninger	Director	January 21, 2015
Paul F. Deninger

/s/ Per-Kristian Halvorsen	Director	January 21, 2015
Per-Kristian Halvorsen

/s/ Michael W. Lamach	Director	January 21, 2015
Michael W. Lamach

/s/ Walter C. Rakowich	Director	January 21, 2015
Walter C. Rakowich

/s/ Alfred J. Verrecchia	Director	January 21, 2015
Alfred J. Verrecchia